                        EXHIBIT 10(b)(15)


                 AMENDMENT TO TERM LOAN AGREEMENT


     THIS AMENDMENT TO TERM LOAN AGREEMENT made as of the day of June, 1995, to that Term Loan Agreement (the "Agreement") dated October 30, 1992, by and between TEXFI INDUSTRIES, INC., a Delaware corporation (herein called "Borrower"), and THE CIT GROUP/COMMERCIAL SERVICES, INC. (formerly known as The CIT Group/BCC, Inc., formerly known as Barclays Commercial Corporation and hereinafter called the "Lender") is effective as of April 28, 1995. The Agreement is hereby amended as follows:

     Paragraph 7.1 of the Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

          7.1 Tangible Net Worth. Permit Tangible Net Worth to be less than the following amounts for the date indicated
     (such compliance to be calculated as of the end of the each fiscal quarter of the Borrower):

          Applicable Date or Period          Tangible Net Worth

          At the end of the second quarter
          of Borrower's 1995 fiscal year     $2,200,000

          At the end of the third quarter
          of Borrower's 1995 fiscal year     $2,400,000

          At the end of the fourth quarter
          of Borrower's 1995 fiscal year     $4,000,000

          At the end of the first quarter
          of Borrower's 1996 fiscal year     The greater of (i)
                                             $4,000,000 or (ii),
                                             $4,000,000 plus 50%
                                             of Net Income for
                                             the first quarter of
                                             Borrower's 1996
                                             fiscal year


          At the end of the second quarter
          of Borrower's 1996 fiscal year     The greater of (i)
                                             $4,000,000 or (ii),
                                             $4,000,000 plus 50%
                                             of Net Income for
                                             the first and second
                                             quarters of
                                             Borrower's 1996
                                             fiscal year

          At the end of the third quarter
          of Borrower's 1996 fiscal year     The greater of (i)
                                             $4,000,000 or (ii),
                                             $4,000,000 plus 50%
                                             of Net Income for
                                             the first, second
                                             and third quarters
                                             of Borrower's 1996
                                             fiscal year

          At the end of the fourth quarter
          of Borrower's 1996 fiscal year     The greater of (i)
                                             $8,000,000 or (ii),
                                             $4,000,000 plus 50%
                                             of Net Income for
                                             Borrower's 1996
                                             fiscal year

          At the end of the first quarter
          of Borrower's 1997 fiscal year     The greater of (i)
                                             $8,000,000 or (ii),
                                             $8,000,000 plus 50%
                                             of Net Income for
                                             the first quarter of
                                             Borrower's 1997
                                             fiscal year

          At the end of the second quarter
          of Borrower's 1997 fiscal year     The greater of (i)
                                             $8,000,000 or (ii),
                                             $8,000,000 plus 50%
                                             of Net Income for
                                             the first and second
                                             quarters of
                                             Borrower's 1997
                                             fiscal year

             At the end of the third quarter
             of Borrower's 1997 fiscal year     The greater of (i)
                                                $8,000,000 or (ii),
                                                $8,000,000 plus 50%
                                                of Net Income for
                                                the first, second
                                                and third quarters
                                                of Borrower's 1997
                                                fiscal year

             At the end of fourth quarter
             of Borrower's 1997 fiscal year     The greater of (i)
                                                $8,000,000 or (ii),
                                                $8,000,000 plus 50%
                                                of Net Income for
                                                Borrower's 1997
                                                fiscal year

         Paragraph 7.2 of the Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

             7.2 Working Capital. Permit Working Capital to be less than the following amounts for the date or period indicated (such compliance to be calculated as of the end of the each fiscal quarter of the Borrower):


              Applicable Date or Period         Working Capital

             At the end of the second quarter
             of Borrower's 1995 fiscal year     $10,800,000


          At the end of the third quarter
             of Borrower's 1995 fiscal year     $11,000,000

             At the end of the fourth quarter
             of Borrower's 1995 fiscal year     $12,000,000

             At the end of the first quarter
             of Borrower's 1996 fiscal year

          and at the end of each fiscal
             quarter thereafter                 $13,000,000

         Paragraph 7.3 of the Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

             7.3 Current Ratio. Permit the ratio of Current Assets (including any monies due and owing Borrower pursuant to the terms and conditions of the Factoring Agreement or any other agreement by and between the Borrower and any other factor which has been been approved by Lender) to the sum of Current Liabilities and Factor Advances (to the extent not already included in Current Liabilities) at the end of any fiscal quarter of the Borrower to be less than: (i) 1.0 to 1 at the end of the second quarter of the Borrower's 1995 fiscal year and thereafter through and including the end of the fourth quarter of the Borrower's 1996 fiscal year, and
         (ii) 1.05 to 1 at the end of each fiscal quarter thereafter. For the purposes of this paragraph, the term "Factor Advance" shall mean an advance to the Borrower or any Subsidiary by any Person pursuant to an agreement between the Borrower or such Subsidiary and such Person for the purchase, assignment or transfer by such Person of any of the Borrower's or such Subsidiary's accounts receivable.

         Paragraph 7.4 of the Agreement is hereby deleted in its entirety and the following paragraph is substituted therefor:

             7.4 Debt to Equity Ratio. Permit the ratio of Senior Liabilities to Tangible Net Worth plus Subordinated Debt and

         Preferred Stock at the end of any fiscal quarter of the Borrower to be greater than 1.50 during the term of this Term Loan Agreement or the Factoring Agreement. For the purposes of this paragraph, the following terms shall have the following definitions: (i) "Senior Liabilities" shall mean Total Liabilities less all Subordinated Debt and Preferred Stock (to the extent included in Total Liabilities; (ii) "Subordinated Debt" shall mean any Indebtedness which expressly contains in the instruments evidencing such Indebtedness, or in the indenture or other similar instrument pursuant to which such Indebtedness is issued, subordination provisions substantially to the effect that the holder agrees that the Indebtedness evidenced by such instrument, and any renewals or extensions thereof, shall at all times and in all respects be subordinate and junior in right of payment to the obligations evidenced by the Lending Documents; and (iii) "Preferred Stock" shall mean any of the Borrower's stock which gives the holder thereof a preference over the holders of the Borrower's common stock with respect to the payment of dividends or liquidation proceeds, or otherwise designated by the Borrower as "preferred stock," including without limitation the Borrower's Cumulative Preferred Stock, 1987 Series, Cumulative Preferred Stock, 1988B Series and Series A Junior Participating Preferred Stock.

         The Agreement is hereby amended by deleting the definition of "Working Capital" from Section 1.28 of the Agreement and substituting the following definition therefor:

             1.28  "Working Capital" shall mean at any time (i)
         Current Assets minus (ii) Current Liabilities less current maturities of Indebtedness.

         The Agreement is hereby amended by adding the following definitions to Section 1 of the Agreement:

             1.31 "Indebtedness" shall mean all liabilities, obligations and indebtedness of the Borrower and all of its Subsidiaries of any and every kind and nature, including, without limitation, the Factoring Agreement and the Term Loan and all obligations to trade creditors, whether heretofore, now or hereafter owing, arising, due or payable from any of the Borrower and its Subsidiaries to any Person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise and whether matured or unmatured. Without in any way limiting the generality of the foregoing, Indebtedness specifically includes the following:

                  (a) all obligations or liabilities of any Person that are secured by any lien, claim, encumbrance or security interest upon property owned by the Borrower or its Subsidiaries, even though the Borrower or its

             Subsidiary has not assumed or become liable for the payment thereof;

                  (b) all obligations or liabilities created or arising under any lease (including but not limited to Capital Leases) of real or personal property, or conditional sale or other title retention agreement with respect to property used or acquired by the Borrower or a Subsidiary, even though the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property;

                  (c)  all unfunded employee benefit plan
             obligations and liabilities; and

                  (d)  deferred taxes.

             1.32 "Net Income" shall mean, for any period, the consolidated net income (loss) of the Borrower and its Subsidiaries for such period, as determined in accordance with Generally Accepted Accounting Principals.

             1.33 "Subsidiary" shall mean any corporation, more than fifty percent (50%) of the outstanding stock of which is at the time, directly or indirectly, owned by any Borrower or one or more Subsidiaries.

         IN WITNESS WHEREOF, Borrower and the Lender have caused this Amendment to Term Loan Agreement to be duly executed by their



       [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK] respective duly authorized officers, all as of the day and year first above written.

ATTEST:                          TEXFI INDUSTRIES, INC.


                                 By:
Assistant Secretary                   Dane L. Vincent
                                           Vice President Finance
                                           and Treasurer
[CORPORATE SEAL]

ATTEST:                          THE CIT GROUP/COMMERCIAL
                                 SERVICES, INC.


                                 By:
Assistant Secretary              Title:

[CORPORATE SEAL]